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                         SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 22, 2000


                AmeriCredit Automobile Receivables Trust 2000-1
             (Exact Name of Registrant as specified in its charter)


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       United States                     333-36365                  88-0475942
       -------------                     ---------                  ----------
(State or Other Jurisdiction     (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                        Identification Number)

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                              c/o AmeriCredit Financial
                                    Services, Inc.
                             Attention:  Daniel E. Berce
                            801 Cherry Street, Suite 3900
                                Fort Worth, TX  76102
                                (Address of Principal
                                   Executive Office)

                                    (817) 302-7000
                              Registrant's phone number

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Item 5.           Other Events

         Information relating to distributions to Noteholders for the November 2000 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class B Asset Backed Notes, Class C Asset Backed Notes, Class D Asset Backed Notes, and Class E Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of November 2, 2000 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.           Financial Statements, Exhibits


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         Exhibit No.          Exhibit
         -----------          -------
            99.1              Servicer's Certificate for the November 2000
                              Collection Period relating to the Notes issued by the Registrant pursuant to the Agreement.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



AmeriCredit Automobile Receivables Trust 2000-1


By:  AmeriCredit Financial Services, Inc., as Servicer



/s/    Daniel E. Berce
       Daniel E. Berce
       Vice Chairman and
       Chief Financial Officer


December 22, 2000

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                                   EXHIBIT INDEX


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Exhibit
-------
 99.1 Servicer's Certificate for the November 2000 Collection Period relating to the Notes issued by the Registrant.

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